                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             ---------------------

                                    FORM 8-K

                             ---------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 1997
                                                 -----------

                             DART GROUP CORPORATION
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                           0-1946                   53-0242973
-----------------------------              --------------           -----------------
 (State or other jurisdiction               (Commission              (I.R.S. Employer
       of incorporation)                    File Number)            Identification No.)

   3300 75th Avenue, Landover, Maryland                           20785
   ------------------------------------                         ---------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (301) 731-1200
                                                   --------------


      --------------------------------------------------------------------
         (Former name or former address, if changed since last report).


         The total number of sequentially numbered pages is 4.

         The exhibit index appears on page 3.

Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.


Item 5.  Other Events

         On May 9, 1997, Dart Group Corporation ("Dart") announced a two-week extension of the conditional settlement agreement in principle reached on April 21, 1997, between Dart and Herbert H. Haft, Dart's founder and its present Chairman and Chief Executive Officer. Dart's press release making such announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1             Press Release, dated May 9, 1997, of
                                  Dart Group Corporation


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DART GROUP CORPORATION


                                   By:      MARK A. FLINT
                                            --------------------------
                                            Mark A. Flint
                                            Senior Vice President and
                                             Chief Financial Officer
Date:  May 12, 1997

                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index


         Exhibit 99.1             Press Release, dated May 9, 1997, of Dart
                                  Group Corporation